SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934
                          (Amendment No. ___)

Filed by the Registrant [x]

Filed By a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Definitive Proxy Statement

[x]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 14a-11(c) or Section
       14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       Summit Bancshares, Inc.
_________________________________________________________________
         (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
                 (Name of Person(s) Filing Proxy
            Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2) or Item 22a(2) of Schedule 14A.

[ ]   $500 per each party to the controversy pursuant to Exchange
      Act Rules 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:


          ________________________________________________________

     2) Aggregate number of securities to which transaction applies:

          ________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

          ________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ________________________________________________________

     5)   Total fee paid:

          ________________________________________________________

[x]    Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:


        2)    Form, Schedule or Registration Statement No.:


        3)    Filing Party:


        4)    Date Filed:

Dear Shareholder:

     Last week Summit Bancshares, Inc. mailed to its shareholders its Notice of Annual Meeting of Shareholders to be held on April
18, 1995 and its Proxy Statement and Proxy relating to such Annual
Meeting.

     It has come to the attention of the Company that the Proxy contained misnumbered references to some of the Proposals contained in the Proxy Statement. Those references have been corrected in the enclosed Proxy. Please ignore the white Proxy provided with the Proxy Statement sent to you last week and, if you determine to submit a Proxy, please utilize and return ONLY the enclosed cream colored Proxy.

     We apologize for any inconvenience that this might have caused.

                                   Very truly yours,

                                   /s/ Philip E. Howard
                                   --------------------------------
                                   Philip E. Howard, President

Dear Shareholder:

     Summit Bancshares, Inc., recently mailed to its shareholders its Notice of Annual Meeting of Shareholders to be held on April 18, 1995, and its Proxy Statement and Proxy relating to such Annual Meeting. The Proxy furnished to shareholders at that time contained misnumbered references in some of the Proposals contained in the Proxy Statement. These references have been corrected on the enclosed cream colored Proxy.

     If you determine to submit a Proxy, please sign and return the enclosed cream colored Proxy in the enclosed postage-paid envelope. We ask that you do this even if you have already returned the Proxy (printed on white paper) originally furnished to you.

     We apologize for any inconvenience that this might have caused.

                                   Very truly yours,

                                   /s/ Philip E. Howard
                                   --------------------------------
                                   Philip E. Howard, President

                     SUMMIT BANCSHARES, INC.
                Proxy Solicited on Behalf of the
             Board of Directors of the Corporation
               For Annual Meeting of Shareholders
                         April 18, 1995

     The undersigned hereby constitutes and appoints James L. Murray, F.S. Gunn and Jeffrey M. Harp, and each of them, proxies with full power of substitution to vote, as directed below, all the shares of Common Stock of Summit Bancshares, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 17, 1995, at the Annual Meeting of Shareholders to be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas, at 4:30 p.m. on April 18, 1995, and at any adjournment or adjournments thereof.

     1. ELECTION OF DIRECTORS - Nominees: Robert E. Bolen, Joe L. Bussey, M.D. Elliott S. Garsek, Ronald J. Goldman, F.S. Gunn, Jeffrey M. Harp, William W. Meadows, Edward P. Munson, James L. Murray, Philip E. Norwood, Lynn C. Perkins, M.D., Byron B. Searcy and Lloyd J. Weaver

          MARK ONLY ONE BOX   [ ]  VOTE FOR all nominees listed
                                   above, except vote to be
                                   withheld from the following
                                   nominees, if any:
          _____________________________________________________

                              [ ]  VOTE TO BE WITHHELD from all
                                   nominees

     2.   APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS.
          Proposal to approve the appointment of Stovall, Grandey
          & Whatley as independent auditors of the Corporation for the fiscal year ending December 31, 1995, as described in PROPOSAL NO. 2 of the Proxy Statement dated March 21, 1995.

          FOR ____  AGAINST ____  ABSTAIN ____

     3.   AMENDMENT OF ARTICLES OF INCORPORATION TO DELETE ARTICLE
          14. Proposal to amend the Corporation's Articles of Incorporation to delete Article 14 thereof in its entirety, as described in PROPOSAL NO. 3 of the Proxy
          Statement dated March 21, 1995.

          FOR ____  AGAINST ____  ABSTAIN ____

     4.   AMENDMENT OF ARTICLES OF INCORPORATION TO DELETE ARTICLE
          15. Proposal to amend the Corporation's Articles of Incorporation to delete Article 15 thereof in its entirety, as described in PROPOSAL NO. 4 of the Proxy
          Statement dated March 21, 1995.

          FOR ____  AGAINST ____  ABSTAIN ____

     5. AMENDMENT OF ARTICLE 4 OF ARTICLES OF INCORPORATION. Proposal to amend Article 4 of the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock of the Corporation from 8,000,000 to 20,000,000 shares, as described in PROPOSAL NO. 5 of the Proxy Statement dated March 21, 1995.

          FOR ____  AGAINST ____  ABSTAIN ____

     6. AMENDMENT OF ARTICLES OF INCORPORATION TO ADD NEW ARTICLE. Proposal to amend the Corporation's Articles of Incorporation to add thereto a new Article to provide that special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President, Board of Directors, or the holders of not less than three-tenths (3/10) of all shares entitled to vote at the meetings, as described in PROPOSAL NO. 6 of the Proxy Statement dated March 21, 1995.

          FOR ____  AGAINST ____  ABSTAIN ____

     7. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof, as described in PROPOSAL NO. 7 of the Proxy Statement dated March 21, 1995.

          FOR ____  AGAINST ____  ABSTAIN ____


     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED ABOVE, "FOR" PROPOSAL NOS. 2, 3, 4, 5, AND 6, AND, IN THE DISCRETION OF THE PERSON DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of the, or their substitutes may do by virtue hereof. In addition, receipt of the 1994 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Summit Bancshares, Inc. dated March 21, 1995, is hereby acknowledged.

     SHARES OF COMMON STOCK:________    DATED:____________, 1995

                                        ________________________

                                        ________________________

                                        ________________________
                                        Signature of Shareholder(s)

                                        ________________________
                                        Street Address

                                        ________________________
                                        City    State   Zip Code

Please date this proxy and sign your
name exactly as it appears hereon,
and mail today.  Where there is more
than one owner, each should sign.
When signing as an attorney,
administrator, executor, guardian,
or trustee, please add your title
as such.  If executed by a corporation,
this proxy should be signed by a duly
authorized officer.

     NOTE:  I _____ WILL _____ WILL NOT ATTEND THE SHAREHOLDERS
     MEETING ON APRIL 18, 1995.